UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 27, 1996
                        (Date of earliest event reported)


                             Allegro New Media, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                  1-14076                  22-3270045
 (State or other jurisdiction  (Commission File    (IRS Employer Identification
      of incorporation)            Number)                  Number)


  3 Oak Road, Fairfield, New Jersey                              07004
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number
               including area code                (201) 808-1992


      (Former name or former address, if changed since last report)



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ITEM 2. Acquisition or Disposition of Assets

     (a) Effective December 27, 1996, the Registrant consummated the transactions contemplated by an agreement and plan of reorganization dated as of October 1, 1996 (the "Merger Agreement") among the Registrant, Software Publishing Corporation, a Delaware corporation ("SPC") and SPC Acquisition Corporation, a wholly-owned subsidiary of the Registrant ("Sub"), pursuant to Sub was merged with and into SPC (the "Merger"). By virtue of the Merger, the Registrant acquired all of the outstanding capital stock of SPC and will issue an aggregate of 3,376,300 shares of its authorized and unissued common stock to the former stockholders of SPC at a ratio of .26805 shares of Allegro common stock for each share of common stock of SPC.

     (b) SPC's principal office is located in San Jose and such facilities were used by SPC as its corporate headquarters and its corporate executive, administrative, sales, marketing and product development and support staff are located at that facility. SPC also has leased facilities outside the United States which have been used primarily for warehousing, marketing and sales of SPC's products. The Registrant intends to continue the San Jose operations under the lease thereof and expects that initially it will move its corporate headquarters to the San Jose facility.

ITEM 7. Financial Statements, Pro Forma Financial
      Information and Exhibits

      (a)  Financial Statements of Business Acquired.

     (i) Audited financial statements of Software Publishing Corporation as of September 30, 1996 and 1995 and for the years then ended. (Incorporated by reference to the Registrant's registration statement on Form S-4, Registration No. 333-16449.)

      (b)  Pro Forma Financial Information (Unaudited).

          (i) Pro forma condensed combined balance sheet of the Registrant and its subsidiaries as of September 30, 1996. (Incorporated by reference to the Registrant's registration statement on Form S-4, Registration No. 333-16449.)

          (ii) Pro forma condensed combined statements of operations of the Registrant and its subsidiaries for the year ended December 31, 1995. (Incorporated by reference to the Registrant's registration statement on Form S-4, Registration No. 333-16449.)

          (iii) Pro forma condensed combined statements of operations of the Registrant and its subsidiaries for the nine months ended September 30, 1996. (Incorporated by reference to the Registrant's registration statement on Form S-4, Registration No. 333-16449.)

          (iv) Notes to unaudited pro forma condensed combined financial statements. (Incorporated by reference to the Registrant's registration statement on Form S-4, Registration No.333-16449.)

       (c)  Exhibits.

     3.3 Certificate of Amendment to Certificate of Incorporation of the Registrant.

     4.1 Agreement and Plan of Reorganization dated as of October 1, 1996 among the Registrant, Software Publishing Corporation and SPC Acquisition Corporation (incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, Registration No. 333-16449).


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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  ALLEGRO NEW MEDIA, INC.



                                             By:  /s/ Barry A. Cinnamon
                                                  Barry A. Cinnamon
                                                  Chairman, President and Chief
                                                  Executive Officer

Date: December 31, 1996